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                                                                  Exhibit (e)(5)

SERVICE REQUEST

                 PLATINUM
    Investor/SM/ Survivor
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor Survivor -- Fixed Option

     .    Division 18 - AGL Declared Fixed Interest Account

Platinum Investor Survivor -- Variable Divisions

AIM Variable Insurance Funds

     .    Division 1 - AIM V.I. International Growth
     .    Division 2 - AIM V.I. Premier Equity

The Alger American Fund

     .    Division 118 - Alger American Leveraged AllCap
     .    Division 117 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

     .    Division 19 - VP Value

Ayco Series Trust

     .    Division 23 - Ayco Growth

Credit Suisse Trust

     .    Division 105 - Small Cap Growth

Dreyfus Investment Portfolios

     .    Division 24 - MidCap Stock

Dreyfus Variable Investment Fund

     .    Division 7 - Quality Bond
     .    Division 8 - Developing Leaders

Fidelity Variable Insurance Products Fund

     .    Division 28 - VIP Asset Manager
     .    Division 27 - VIP Contrafund
     .    Division 25 - VIP Equity-Income
     .    Division 26 - VIP Growth
     .    Division 112 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

     .    Division 113 - Franklin Small Cap Value Securities
     .    Division 106 - Franklin U.S. Government
     .    Division 107 - Mutual Shares Securities
     .    Division 108 - Templeton Foreign Securities

Janus Aspen Series

     .    Division 29 - International Growth
     .    Division 31 - Mid Cap Growth
     .    Division 30 - Worldwide Growth

J.P. Morgan Series Trust II

     .    Division 116 - JPMorgan Mid Cap Value
     .    Division 32 - JPMorgan Small Company

MFS Variable Insurance Trust

     .    Division 34 - MFS Capital Opportunities
     .    Division 9 - MFS Emerging Growth
     .    Division 35 - MFS New Discovery
     .    Division 33 - MFS Research

Neuberger Berman Advisers Manaqement Trust

     .    Division 36 - Mid-Cap Growth

Oppenheimer Variable Account Funds

     .    Division 115 - Oppenheimer Global Securities
     .    Division 114 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust

     .    Division 101 - PIMCO Real Return
     .    Division 37 - PIMCO Short-Term
     .    Division 102 - PIMCO Total Return

Putnam Variable Trust

     .    Division 12 - Putnam VT Diversified Income
     .    Division 13 - Putnam VT Growth and Income
     .    Division 14 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust

     .    Division 15 - Equity
     .    Division 16 - Growth Opportunities

SunAmerica Series Trust

     .    Division 111 - Aggressive Growth
     .    Division 110 - SunAmerica Balanced

The Universal Institutional Funds, Inc.

     .    Division 10 - Equity Growth
     .    Division 11 - High Yield

VALIC Company I

     .    Division 3 - International Equities
     .    Division 4 - Mid Cap Index
     .    Division 5 - Money Market I
     .    Division 20 - Nasdaq-100 Index
     .    Division 21 - Science & Technology
     .    Division 22 - Small Cap Index
     .    Division 6 - Stock Index

Vanguard Variable Insurance Fund

     .    Division 103 - High Yield Bond
     .    Division 104 - REIT Index

Van Kampen Life Investment Trust

     .    Division 17 - Growth & Income

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[LOGO] American General                                                                                      Variable Universal Life
                                                                                                           Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                  PO Box 4880 Houston, TX. 77210-4880
Member of American International Group, Inc.                     (888)325-9315 or (713)831-3443 . Hearing Impaired/TDD (888)436-5258
                                                                                                                 . Fax (887)445-3098

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[ ] POLICY                       1.  POLICY #:                                    CONTINGENT INSURED:
    IDENTIFICATION                             ---------------------------------                      ------------------------------
                                                                                  CONTINGENT INSURED:
  COMPLETE THIS SECTION                                                                               ------------------------------
    FOR ALL REQUESTS.                ADDRESS:                                                               New Address (yes) (no)
                                              -------------------------------------------------------------

                                     Primary Owner (If other than an insured):
                                                                               ----------------------------

                                     Address:                                                               New Address (yes) (no)
                                               ------------------------------------------------------------

                                     Primary Owner's S.S. No. or Tax I.D. No.                 Phone Number: (   )      -
                                                                             ----------------                     ----   -----------

                                     Joint Owner (If applicable):
                                                                  -----------------------------------------

                                     Address:                                                               New Address (yes) (no)
                                             --------------------------------------------------------------

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[ ] NAME                         2.
    CHANGE                           Change Name Of: (Circle One)   Contingent Insured   Owner   Payor   Beneficiary

   Complete this section if the      Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
 name of one of the Contingent
   Insureds, Owner, Payor            ------------------------------------------------         --------------------------------------
  or Beneficiary has changed.
   (Please note, this does not       Reason for Change: (Circle One) Marriage Divorce Correction  Other (Attach copy of legal proof)
  change the Contingent Insureds,
  Owner, Payor or Beneficiary
         designation.)
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[ ] CHANGE IN                    3.  INVESTMENT DIVISION                                     PREM%      DED%
    ALLOCATION
    PERCENTAGES                      (18) AGL Declared Fixed Interest Account               _______   _______
                                     AIM Variable Insurance Funds
   Use this section to indicate      (1) AIM V.I. International Growth                      _______   _______
   how premiums or monthly           (2) AIM V.I. Premier Equity                            _______   _______
   deductions are to be              The Alger American Fund
  allocated. Total allocation in     (118) Alger American Leveraged AllCap                  _______   _______
      each column must equal         (117) Alger American MidCap Growth                     _______   _______
   100%; whole numbers only.         American Century Variable Portfolios, Inc.
                                     (19) VP Value                                          _______   _______
    Ayco Series Trust is not         Ayco Series Trust
      available for premium          (23) Ayco Growth                                         NA      _______
           allocations.              Credit Suisse Trust
                                     (105) Small Cap Growth                                 _______   _______
    SAFECO Resource Series           Dreyfus Investment Portfolios
  Trust is available only for        (24) MidCap Stock                                      _______   _______
   owners who had allocations        Dreyfus Variable Investment Fund
    before 5/1/03 (even if the       (7) Quality Bond                                       _______   _______
      owner had no SAFECO            (8) Developing Leaders                                 _______   _______
     balance as of 5-1-03).          Fidelity Variable Insurance Products Fund
                                     (28) VIP Asset Manager                                 _______   _______
                                     (27) VIP Contrafund                                    _______   _______
                                     (25) VIP Equity-Income                                 _______   _______
                                     (26) VIP Growth                                        _______   _______
                                     (112) VIP Mid Cap                                      _______   _______
                                     Franklin Templeton Variable Insurance Products Trust
                                     (113) Franklin Small Cap Value Securities              _______   _______
                                     (106) Franklin U.S. Government                         _______   _______
                                     (107) Mutual Shares Securities                         _______   _______
                                     (108) Templeton Foreign Securities                     _______   _______
                                     Janus Aspen Series
                                     (29) International Growth                              _______   _______
                                     (31) Mid Cap Growth                                    _______   _______
                                     (30) Worldwide Growth                                  _______   _______
                                     J.P. Morgan Series Trust II
                                     (116) JPMorgan Mid Cap Value                           _______   _______
                                     (32) JPMorgan Small Company                            _______   _______
                                     MFS Variable Insurance Trust
                                     (34) MFS Capital Opportunities                         _______   _______
                                     (9) MFS Emerging Growth                                _______   _______
                                     (35) MFS New Discovery                                 _______   _______
                                     (33) MFS Research                                      _______   _______
                                     Neuberger Berman Advisers Management Trust
                                     (36) Mid-Cap Growth                                    _______   _______
                                     Oppenheimer Variable Account Funds
                                     (115) Oppenheimer Global Securities                    _______   _______
                                     (114) Oppenheimer Multiple Strategies                  _______   _______
                                     PIMCO Variable Insurance Trust
                                     (101) PIMCO Real Return                                _______   _______
                                     (37) PIMCO Short-Term                                  _______   _______
                                     (102) PIMCO Total Return                               _______   _______
                                     Putnam Variable Trust
                                     (12) Putnam VT Diversified Income                      _______   _______
                                     (13) Putnam VT Growth and Income                       _______   _______
                                     (14) Putnam VT Int'l Growth and Income                 _______   _______
                                     SAFECO Resource Series Trust
                                     (15) Equity                                            _______   _______
                                     (16) Growth Opportunities                              _______   _______
                                     SunAmerica Series Trust
                                     (111) Aggressive Growth                                _______   _______
                                     (110) SunAmerica Balanced                              _______   _______
                                     The Universal Institutional Funds, Inc.
                                     (10) Equity Growth                                     _______   _______
                                     (11) High Yield                                        _______   _______
                                     VALIC Company I
                                     (3) International Equities                             _______   _______
                                     (4) Mid Cap Index                                      _______   _______
                                     (5) Money Market I                                     _______   _______
                                     (20) Nasdaq-100 Index                                  _______   _______
                                     (21) Science and Technology                            _______   _______
                                     (22) Small Cap Index                                   _______   _______
                                     (6) Stock Index                                        _______   _______
                                     Vanguard Variable Insurance Fund
                                     (103) High Yield Bond                                  _______   _______
                                     (104) REIT Index                                       _______   _______
                                     Van Kampen Life Investment Trust
                                     (17) Growth & Income                                   _______   _______
                                     Other:_____________________________________            _______   _______
                                                                                              100%      100%

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[ ] MODE OF PREMIUM              4.  Indicate frequency and premium amount desired: $_________ Annual    $_________ Semi-Annual
    PAYMENT/BILLING
    METHOD CHANGE
                                      $_________ Quarterly                          $_________ Monthly (Bank Draft Only)
 Use this section to change the
 billing frequency and/or method
    of premium payment. Note,        Indicate billing method desired:        Direct Bill       Pre-Authorized Bank Draft (attach
 however, that AGL will not bill                                      ------             -----
  you on a direct monthly basis.     a Bank Draft Authorization Form and "Void" Check)
  Refer to your policy and its
  related prospectus for further     Start Date:     /    /
     information concerning                     ----- ---- ----
   minimum premiums and billing
            options.

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[ ] LOST POLICY                  5.  I/we hereby certify that the policy of insurance for the listed policy has been     LOST
    CERTIFICATE                                                                                                      ---      ----
                                     DESTROYED       OTHER.
Complete this section if applying               -----
for a Certificate of Insurance or
  duplicate policy to replace a      Unless I/we have directed cancellation of the policy, I/we request that a:
 lost or misplaced policy. If a
 full duplicate policy is being                          Certificate of Insurance at no charge
requested, a check or money order               --------
 for $25 payable to AGL must be                          Full duplicate policy at a charge of $25
  submitted with this request.                  --------
                                     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

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[ ] DOLLAR COST                  6.  Designate the day of the month for transfers:       (choose a day from 1-28)
    AVERAGING                                                                      ------
                                     Frequency of transfers (check one):     Monthly     Quarterly       Semi-Annually      Annually
     ($5,000 minimum initial                                             ----        ----           ----               ----
accumulation value) An amount may    I want: $_______ ($100 minimum whole dollars only) taken from the Money Market I Division and
be deducted periodically from the    transferred to the following Divisions:
   Money Market I Division and
   placed in one or more of the      AIM Variable Insurance Funds
    Divisions listed. The AGL        (1) AIM V.I. International Growth                      $________
 Declared Fixed Interest Account     (2) AIM V.I. Premier Equity                            $________
 is not available for Dollar Cost    The Alger American Fund
 Averaging. Please refer to the      (118) Alger American Leveraged AllCap                  $________
 prospectus for more information     (117) Alger American MidCap Growth                     $________
  on the Dollar Cost Averaging       American Century Variable Portfolios, Inc.
             Option.                 (19) VP Value                                          $________
                                     Credit Suisse Trust
  Note: Automatic Rebalancing is     (105) Small Cap Growth                                 $________
 not available if the Dollar Cost    Dreyfus Investment Portfolios
   Averaging Option is chosen.       (24) MidCap Stock                                      $________
                                     Dreyfus Variable Investment Fund
SAFECO Resource Series Trust is      (7) Quality Bond                                       $________
available only for owners who had    (8) Developing Leaders                                 $________
 allocations before 5/1/03 (even     Fidelity Variable Insurance Products Fund
    if the owner had no SAFECO       (28) VIP Asset Manager                                 $________
      balance as of 5-1-03).         (27) VIP Contrafund                                    $________
                                     (25) VIP Equity-Income                                 $________
                                     (26) VIP Growth                                        $________
                                     (112) VIP Mid Cap                                      $________
                                     Franklin Templeton Variable Insurance Products Trust
                                     (113) Franklin Small Cap Value Securities              $________
                                     (106) Franklin U.S. Government                         $________
                                     (107) Mutual Shares Securities                         $________
                                     (108) Templeton Foreign Securities                     $________
                                     Janus Aspen Series
                                     (29) International Growth                              $________
                                     (31) Mid Cap Growth                                    $________
                                     (30) Worldwide Growth                                  $________
                                     J.P. Morgan Series Trust II
                                     (116) JPMorgan Mid Cap Value                           $________
                                     (32) JPMorgan Small Company                            $________
                                     MFS Variable Insurance Trust
                                     (34) MFS Capital Opportunities                         $________
                                     (9) MFS Emerging Growth                                $________
                                     (35) MFS New Discovery                                 $________
                                     (33) MFS Research                                      $________
                                     Neuberger Berman Advisers Management Trust
                                     (36) Mid-Cap Growth                                    $________
                                     Oppenheimer Variable Account Funds
                                     (115) Oppenheimer Global Securities                    $________
                                     (114) Oppenheimer Multiple Strategies                  $________
                                     PIMCO Variable Insurance Trust
                                     (101) PIMCO Real Return                                $________
                                     (37) PIMCO Short-Term                                  $________
                                     (102) PIMCO Total Return                               $________
                                     Putnam Variable Trust
                                     (12) Putnam VT Diversified Income                      $________
                                     (13) Putnam VT Growth and Income                       $________
                                     (14) Putnam VT Int'l Growth and Income                 $________
                                     SAFECO Resource Series Trust
                                     (15) Equity                                            $________
                                     (16) Growth Opportunities                              $________
                                     SunAmerica Series Trust
                                     (111) Aggressive Growth                                $________
                                     (110) SunAmerica Balanced                              $________
                                     The Universal Institutional Funds. Inc.
                                     (10) Equity Growth                                     $________
                                     (11) High Yield                                        $________
                                     VALIC Company I
                                     (3) International Equities                             $________
                                     (4) Mid Cap Index                                      $________
                                     (20) Nasdaq-100 Index                                  $________
                                     (21) Science & Technology                              $________
                                     (22) Small Cap Index                                   $________
                                     (6) Stock Index                                        $________
                                     Vanguard Variable Insurance Fund
                                     (103) High Yield Bond                                  $________
                                     (104) REIT Index                                       $________
                                     Van Kampen Life Investment Trust
                                     (17) Growth & Income                                   $________
                                     Other:____________________________________             $________

                                     ________ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.

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[ ] AUTOMATIC                    7.  Indicate frequency:            Quarterly            Semi-Annually             Annually
    REBALANCING                                         -----------           ----------              ------------

($5,000 minimum accumulation                        (Division Name or Number)                    (Division Name or Number)
 value) Use this section to
apply for or make changes to         ___________%:_____________________________   ___________%: _________________________________
  Automatic Rebalancing of
   the variable divisions.           ___________%:_____________________________   ___________%: _________________________________
     Please refer to the
     prospectus for more             ___________%:_____________________________   ___________%: _________________________________
information on the Automatic
     Rebalancing Option.             ___________%:_____________________________   ___________%: _________________________________
 Note: Dollar Cost Averaging
   is not available if the           ___________%:_____________________________   ___________%: _________________________________
    Automatic Rebalancing
      Option is chosen.              ___________%:_____________________________   ___________%: _________________________________

Ayco Series Trust and SAFECO         ___________%:_____________________________   ___________%: _________________________________
  Resource Series Trust new
  Automatic Rebalancing may          ___________%:_____________________________   ___________%: _________________________________
       be restricted.
                                     ___________%:_____________________________   ___________%: _________________________________

                                     ___________%:_____________________________   ___________%: _________________________________

                                     ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[ ] TELEPHONE                    8.  I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer
    PRIVILEGE                        values among the Variable Divisions and Declared Fixed Interest Account and to change
    AUTHORIZATION                    allocations for future purchase payments and monthly deductions.

Complete this section if             Initial the designation you prefer:
you are applying for or
    revoking current                            Policy Owner(s) only -- If Joint Owners, either one acting independently.
 telephone privileges.               ----------

                                                Policy Owner(s) or Agent/Registered Representative who is appointed to represent
                                     ----------
                                     AGL and the firm authorized to service my policy.

                                     AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

                                     ________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE                  9.  Name of Contignent Insured for whom this correction is submitted:
                                                                                                      ------------------------------
Use this section to correct
   the age of any person             Correct DOB:       /       /
 covered under this policy.                      -------  ------  ------
 Proof of the correct date
of birth must accompany this
          request.

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[ ] TRANSFER OF                  10.                                       (Division Name or Number)    (Division Name or Number)
    ACCUMULATED
    VALUES                           Transfer $________ or _________% from _________________________ to _________________________.

Use this section if you want         Transfer $________ or _________% from _________________________ to _________________________.
   to move money between
   divisions. The minimum            Transfer $________ or _________% from _________________________ to _________________________.
  amount for transfers is
 $500.00. Withdrawals from           Transfer $________ or _________% from _________________________ to _________________________.
   the AGL Declared Fixed
   Interest Account to a             Transfer $________ or _________% from _________________________ to _________________________.
 Variable Division may only
 be made within the 60 days          Transfer $________ or _________% from _________________________ to _________________________.
      after a contract
 anniversary. See transfer           Transfer $________ or _________% from _________________________ to _________________________.
  limitations outlined in
 prospectus. If a transfer           Transfer $________ or _________% from _________________________ to _________________________.
 causes the balance in any
division to drop below $500,         Transfer $________ or _________% from _________________________ to _________________________.
 AGL reserves the right to
   transfer the remaining            Transfer $________ or _________% from _________________________ to _________________________.
  balance. Amounts to be
   transferred should be
   indicated in dollar or
    percentage amounts,
  maintaining consistency
        throughout.

Ayco Series Trust and SAFECO
 Resource Series Trust new
transfers may be restricted.

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[ ] REQUEST FOR                  11.          I request a partial surrender of $____________ or ______% of the net cash surrender
    PARTIAL                          --------
    SURRENDER/                       value.
    POLICY LOAN
                                              I request a loan in the amount of $______________.
 Use this section to apply           --------
for a partial surrender from
   or policy loan against                     I request the maximum loan amount available from my policy.
policy values. For detailed          --------
information concerning these
two options please refer to          Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 your policy and its related         percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
prospectus. If applying for          Fixed Interest Account and Variable Divisions in use.
a partial surrender, be sure
 to complete the Notice of           -----------------------------------------------------------------------------------------------
Withholding section of this
Service Request in addition          -----------------------------------------------------------------------------------------------
      to this section.
                                     -----------------------------------------------------------------------------------------------

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[ ] NOTICE OF                    12. The taxable portion of the distribution you receive from your visible universal life
    WITHHOLDING                      insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of
Complete this section if you         residence. You may elect not to have withholding apply by checking the appropriate box
 have applied for a partial          below. If you elect not to have withholding apply to your distribution or if you do not
  surrender in Section 11.           have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                     Check one:       I do want income tax withheld from this distribution.
                                                -----
                                                      I do not want income tax withheld from this distribution.
                                                -----

                                     If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

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[ ] AFFIRMATION/                 10. --------------------------------------------------------------------------------------
    SIGNATURE                        CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject
   Complete this section             to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.
     for ALL requests.
                                     The Internal Revenue Service does not require your consent to any provision of this document other than the certification
                                     --------------------------------------------------------------------------------------

                                     Dated at                               this         day of                      ,             .
                                              -----------------------------      -------       ----------------------  -----------
                                              CITY, STATE


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF OWNER                                    SIGNATURE OF WITNESS


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF JOINT OWNER                              SIGNATURE OF WITNESS


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF ASSIGNEE                                 SIGNATURE OF WITNESS

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